United States
                       SECURITIES AND EXCHANGE COMMISSION

                                  SCHEDULE 14C
Information  Statement  Pursuant to Section 14(c) of the Securities Exchange Act
of  1934 (Amendment  No.     )

Check  the  appropriate  box:
[ ]     Preliminary  information  statement
[_] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
[X]     Definitive  information  statement


Company  Name:  MAYSCOM,  INC.

Payment  of  filing  fee  (check  the  appropriate  box):
[_]  No  fee  required

[_]  Fee  computed  on  table  below  per  Exchange  Act Rules 14c-5(g) and 0-11

(1)  Title  of  each  class  of  securities to which transaction applies:

(2)  Aggregate  number  of  securities  to which transaction applies:

(3)  Per  unit price/underlying value pursuant to Exchange Act Rule 0-11:

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5) Total fee paid: $1.20 fee of one-fiftieth of one percent (0.0002) of the proposed aggregate value of the transaction.

[X]     Fee  paid  previously  with  preliminary  materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)     Amount  previously  paid:
(2)     Form,  schedule  or  registration  statement  no.:
(3)     Filing  party:
(4)     date  filed:

                                  MAYSCOM, INC.
                                4 Normandy Drive.
                                 Kenner LA 70065

                                    March 29, 2002

Dear  Shareholder:

     The enclosed information statement is being furnished to shareholders of record, on January 10, 2001, of Mayscom, Inc. ("MAYS"), a Nevada corporation, in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposal:

PROPOSAL 1: To approve that certain Plan of Reorganization and Acquisition dated January 10, 2002, by which this Corporation would acquire all of the capital stock of EdgarCFS, Inc. for 6,000,000 (Six Million) new investment Shares of Mayscom, Inc. common stock, and change the corporate name accordingly.

                        WE ARE NOT ASKING FOR A PROXY AND
               SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

     Our board of directors has fully reviewed and unanimously approved the actions in connection with the above-referenced Plan of Reorganization and Acquisition, and the Board has determined that the consideration to our shareholders is fair for our acquisition of EdgarCFS, Inc.

     Holders of approximately 53% of our common stock have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after this Information Statement has first been sent to shareholders.

                       By Order of the Board of Directors,

                              /s/Miller M. Mays III
                               Miller M. Mays III
                               president/director

                                  United States
                       SECURITIES AND EXCHANGE COMMISSION

                                  MAYSCOM, INC.
                                4 Normandy Drive
                                 Kenner LA 70065

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14C PROMULGATED THERETO


                                    Contents
TOC
Introduction                                                         4

1.  The  Proposals  and  the  Vote                                   4
      (a)  Majority  Shareholder  Action                             4
      (b)  Quorum,  Proposals  and  Voting                           4

2.  No  Time,  Place  or  Date  for  Meeting  of  Shareholders       5

3.  The  Transaction                                                 5
      (a)  Plan  of  Reorganization                                  5
      (b)  Discussion  of  Key  Terms                                5
      (c)  Reasons  and  Benefits  of  the  Transaction              5
      (d)  Discussion  and  Analysis  of  ECFS                       6
      (e)  Federal  Tax  Consequences                                6
      (f)  Dissenters'  Rights                                       6

4.  Interests  of  Certain  Persons                                  7

5.  Other  and  General  Information                                 7
      (a)  Independent  Public  Accountants                          7
      (b)  Audit  Committee                                          7
      (c)  MAYS  Annual  Report                                      7

6.  List  of  Attachments                                            8
     A.  Plan  of  Reorganization  and  Acquisition
     B.  Un-Audited  Financial  Statements:  Mayscom,  Inc.  9/30/01
     C.  Audited  Financial  Statements:  EdgarCFS,  Inc.  12/31/01


                        WE ARE NOT ASKING FOR A PROXY AND
               SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

                                  INTRODUCTION

     This 1934 Registrant, Mayscom, Inc. ("MAYS")("we, us and our") has conducted a Majority Shareholder Action, pursuant to the Nevada Corporation Law, to acquire an unrelated private company, EdgarCFS, Inc. (ECFS). The laws of Nevada require that shareholders receive notice of this action. The purpose of this filing is to seek compliance with Section 14(c) of the Securities Exchange Act of 1934, in order to provide that required notice.

     MAYS will issue 6,000,000 shares of common stock, share for share, to the shareholders of ECFS, and ECFS will become a wholly-owned subsidiary of MAYS. There will be a change of control of MAYS resulting, and the acquisition of new assets and businesses

     a. Mayscom, Inc. is a Nevada Corporation. We are a full-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB). Information about us can be found in December 31, 2000 Annual Report filed on Form 10-KSB. Additional information about us can be found in its public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov , or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

     b.EdgarCFS, Inc. is a private Nevada corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada.

BUSINESS  PLAN


EDGARCFS, Inc. a Nevada corporation incorporated on April 24, 2001, is a developmental stage company with a principal business objective to provide electronic filing services for clients that need to electronically file prospectuses, registration statements, and other documents under federal securities laws with the Securities and Exchange Commission (SEC) via the SEC's electronic data gathering system entitled Electronic Data Gathering Analysis and Retrieval ("EDGAR"). This program requires participants or their agents to file disclosure information with the SEC in an electronic format rather than by the traditional paper filing package. This electronic format, usually in ASCII, includes additional submission information and coding "tags" within the document for aid in the SEC's analysis of the document and retrieval by the public. This electronic format is generally delivered by direct telecommunications, but may be delivered on magnetic computer tape or by diskette. EDGAR allows registrants to file and the public to retrieve disclosure information electronically.



                         1. THE PROPOSALS AND THE VOTE.


 (A) MAJORITY SHAREHOLDER ACTION. The proposals were approved by the action of a majority of all shareholders entitled to vote on the record date. This is called Majority Shareholder Action, pursuant to the Nevada Corporate Law. The vote required for approval was 50% (of all entitled shareholders) plus one vote, a simple majority. The actual affirmative vote was 53% of all shares issued and outstanding. The proposals are not effective before first completion of this
Section 14(c) compliance, and second the mailing or delivery of this Information Statement.

 (B)  QUORUM,  PROPOSALS  AND  VOTING.
--------------------------------------------------------------------------------
Quorum Calculations                                       Shares          %
--------------------------------------------------------------------------------
Total  #  Shares  Entitled  to  Vote
per  shareholder  list                                   8,444,001     100.00
--------------------------------------------------------------------------------
50% of All Shares Entitled to Vote                       4,222,001      50.00
--------------------------------------------------------------------------------
Quorum required to conduct business = 50% + 1 share      4,222,002
--------------------------------------------------------------------------------
Total Shares Present                                     4,400,000      52.63
--------------------------------------------------------------------------------
Voting in favor of the proposal following proposals:      Shares          %
--------------------------------------------------------------------------------
PROPOSAL 1: To approve that certain Plan of Reorganization
and Acquisition dated January  10, 2002, by which this   4,400,000      52.63
Corporation would acquire all of the capital stock of
EdgarCFS, Inc. for 6,000,000 (Six Million) new investment
Shares of Mayscom, Inc. common stock, and change the corporate name accordingly.
--------------------------------------------------------------------------------


             2. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS.

     There WILL NOT be a meeting of shareholders and none is required under Nevada General Corporation Law when an action has been approved by written consent by holders of a majority of the outstanding shares of our common stock. This information statement is first being mailed on or about April 1, 2002 to the holders of Common Stock as of the January 10, 2002. Under Federal law the record date was determined as the date that the first public announcement was made of the Plan of Reorganization and Acquisition.

     PLEASE READ THE ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, [proxy statements and other information filed by us can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com

     You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade Center, New York New York, 10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting our special securities counsel, William Stocker, at 949-487-7295.

                               3. THE TRANSACTION.

                        WE ARE NOT ASKING FOR A PROXY AND
               SHAREHOLDERS ARE REQUESTED NOT TO SEND US A PROXY.

 (A) PLAN OF REORGANIZATION. The transaction is memorialized in that certain Plan of Reorganization and Acquisition ("POR") of January 10, 2002. A copy of the POR is found as Attachment A to this Information Statement.

 (B) DISCUSSION OF KEY TERMS. MAYS will acquire ECFS for 6,000,000 shares. MAYS will change its name to EdgarCFS, Ltd., or the substantial equivalent. Miller M. Mays III, the present controlling shareholder will cancel all but 10,000 of his 4,400,000 shares. The Owners of ECFS will become the controlling shareholders of the resulting corporation.

 (C) REASONS AND BENEFITS OF THE TRANSACTION. MAYS was duly incorporated in Nevada on June 13, 1990, to enter the long-distance reselling business. After various revisions of its business plan to meet continuing development in technology and systems, in an attempt to launch profitable operations, it became clear that the business plan could not be successful. ECFS has been MAYS independent contract EDGAR service provider and filing agent. The principals of ECFS proposed to Miller M. Mays III that ECFS acquire MAYS in the present reverse merger transaction, by which MAYS acquires ECFS in form, but ECFS acquires control of the MAYS, for the purpose of continuing and expanding the business operations of ECFS.

     The benefits of this transaction to the existing shareholders of MAYS is the acquisition of an actual operating business with only minor dilution of percentage ownership, but an enhancement of book value, the enjoyment of revenues, and the twilight of profitability. The benefits to ECFS involve the ability to engage in public reporting as basis for capital formation to increase and expand operations geographically, and to anticipate increased volume of business.


 (D) DISCUSSION AND ANALYSIS OF ECFS. EdgarCFS, Inc. is a Nevada corporation incorporated on April 24, 2001. It is a developmental stage company with a principal business objective to provide electronic filing services for clients that need to electronically file prospectuses, registration statements, and other documents under federal securities laws with the Securities and Exchange Commission (SEC) via the SEC's electronic data gathering system entitled
Electronic  Data  Gathering  Analysis  and  Retrieval  ("EDGAR").

     EDGAR allows registrants to file and the public to retrieve disclosure information electronically. This program requires participants or their agents to file disclosure information with the SEC in an electronic format rather than by the traditional paper filing package. This electronic format, usually in ASCII, includes additional submission information and coding "tags" within the document for aid in the SEC's analysis of the document and retrieval by the public. This electronic format is generally delivered by direct telecommunications, but may be delivered on magnetic computer tape or by diskette.

     Although ECFS is a development stage company, it has recorded 2001 revenues of $12,602 and normal operating expenses of $14,944. Its net operating loss of $1,537 results from the additional charge of $5,000 for non-recurring organizational costs.

     ECFS cautions that the reorganized company will have incurred additional non-recurring legal and accounting expenses during this year 2002, which many result in an operating loss for 2002, unless revenues increase faster than anticipated.

 (E) FEDERAL TAX CONSEQUENCES. The transaction appears to meet the Internal Revenue Code requirements for a tax free reorganization. The transaction is considered to be a "forward merger" in which there is no gain or loss recognized for the parties. Internal Revenue Code (IRC) sections 354 and 368 states that no gain or loss shall be recognized (by the corporations) if the acquiring corporation acquires the target's stock solely in exchange for its own voting stock and the acquiring corporation is in control of the target immediately after the acquisition. IRC section 368(c) defines control to represent 80% of the total combined voting power of all classes of stock. The shares issued by MAYS to be distributed to the ECFS stockholders will be equivalent voting shares. The POR appears to satisfy these IRC sections.

     In addition to the formal requirements of the Code, the transaction must meet certain substantive non-statutory requirements developed through case law and IRS regulations. These non-statutory rules may change what is in form a reorganization into a taxable transaction. These two requirements are Continuity of Interest and Continuity of Business Enterprise. The Continuity of Interest requires that a substantial part of the value of the proprietary interest in the target must be preserved. Again the POR appears to satisfy this requirement. The Continuity of Business Enterprise requires the acquiring corporation to continue to use the target's historic business or a significant portion of the target's historic business assets in the business. Based upon this assumption the transaction will not be taxable to the shareholders. Any other transaction entered into between any of the shareholders or debtors of the parties or their shareholders, if determined to be part of the exchange, may disqualify the nontaxable status of the exchange. No other such transactions are known or suspected.

 (F) DISSENTERS' RIGHTS. Under the Nevada law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in this Information Statement.


                        4. INTERESTS OF CERTAIN PERSONS.

     The owners of the private ECFS are two persons, who will acquire the new investment shares (1933 Act Section 4[2]) (Rule 144[a]) are Sebastian Gibson and Curtis Fox. They will each acquire 3,000,000 shares, and together, their 6,000,000 shares will constitute control of the resulting corporation.


                        5. OTHER AND GENERAL INFORMATION.


 (A) INDEPENDENT PUBLIC ACCOUNTANTS. Todd D. Chisholm CPA, Chisholm & Associates, PO Box 540216, North Salt Lake UT 84054-0216 continues as the Auditor of the resulting company's Financial Statements. There has been no change of auditors and no disagreement of any kind or sort between management our auditors, as to any item or issue, at any time.

 (B) AUDIT COMMITTEE. Our Audit Committee consists of our Board of Directors. As reported in our last Annual Report, the Committee reviewed and discussed our financial statements for the fiscal year ended December 31, 2000; discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended; received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent public accountants their independence.

     Based on the reviews and discussions referred to above, MAYS' Audit Committee recommended to the board of directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-KSB.

 (C) MAYS ANNUAL REPORT. Our Annual Report on Form 10-KSB, for the year ended December 31, 2000, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by MAYS can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com

     You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade Center, New York New York, 10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting our legal counsel, William Stocker, at 949-487-7295.


                             6. LIST OF ATTACHMENTS.

     A.  Plan  of  Reorganization  and  Acquisition

     B.  Un-Audited  Financial  Statements:  Mayscom,  Inc.  9/30/01

     C.  Audited  Financial  Statements:  EdgarCFS,  Inc.  12/31/01

     D.  Consent of Independent Public Accountant


                                  MAYSCOM, INC.

                                       by

                             /s/ Miller M. Mays III
                               Miller M. Mays III
                               president/director

--------------------------------------------------------------------------------
                                  ATTACHMENT A

                     PLAN OF REORGANIZATION AND ACQUISITION
--------------------------------------------------------------------------------

                     PLAN OF REORGANIZATION AND ACQUISITION
                                    BY WHICH
                                  MAYSCOM, INC.
                             (A NEVADA CORPORATION)
                                  SHALL ACQUIRE
                                 EDGARCFS, INC.
                             (A NEVADA CORPORATION)

I.  Recitals                                                                2
     A.  the  parties  to  this  plan                                       2
          1.  Mayscom,  Inc.                                                2
          2.  EdgarCFS,  Inc.                                               2
     B.  The  Capital  of  the  Parties:                                    2
          1.  The  Capital  of  MCI                                         2
          2.  The  Capital  of  ECFS                                        2
     C.  The  Background  for  the  Acquisition:                            2
     D.  Transaction  Descriptive  Summary:                                 2
     E.  Conditions  Precedent  to  Closing.                                2
          1.  Shareholder  Approval.                                        2
          2.  Board  of  Directors.                                         2
          3.  Due  Diligence  Investigation.                                2
          4.  The  rights  of  dissenting  shareholders,                    2
          5.  All  of  the  terms,  covenants  and  conditions              3
     F.  Conditions  Concurrent  to  Closing.                               3
          1.  The  representations  and  warranties                         3
          2.  Cancellation  of  Shares.                                     3

II.  Plan  of  Acquisition                                                  3
     A.  Reorganization  and  Acquisition:                                  3
          1.  Effective  Date:                                              3
          2.  Surviving  Corporations                                       3
          3.  Rights  of  Dissenting  Shareholders:                         3
          4.  Service  of  Process:                                         3
          5.  Surviving  Articles  of  Incorporation:                       3
          6.  Surviving  By-Laws:                                           3
     B.  Conversion  of  Outstanding  Stock:                                3
     C.  Further  Assurance,  Good  Faith  and  Fair  Dealing:              4
     D.  General  Mutual  Representations  and  Warranties.                 4
          1.  Organization  and  Qualification.                             4
          2.  Corporate  Authority.                                         4
          3.  Ownership  of  Assets  and  Property.                         4
          4.  Absence  of  Certain  Changes  or  Events.                    4
          5.  Absence  of  Undisclosed  Liabilities.                        5
     6.  Legal  Compliance.                                                 5
          7.  Legal  Proceedings.                                           5
          8.  No  Breach  of  Other  Agreements.                            5
          9.  Capital  Stock.                                               5
          10.  Brokers'  or  Finder's  Fees.                                6
     E.  Miscellaneous  Provisions                                          6
     F.  Termination.                                                       6

                        PLAN OF REORGANIZATION AND ACQUISITION

     THIS PLAN OF REORGANIZATION AND ACQUISITION is made and dated this day of January 10, 2002 by and between the above referenced corporations, and shall become effective on "the Effective Date" as defined herein.

                                   I. RECITALS

A.  THE  PARTIES  TO  THIS  PLAN

     1.  MAYSCOM,  INC.  ("MCI"),  a  Nevada  corporation.

     2.  EDGARCFS,  INC.  ("ECFS"),  a  Nevada  corporation.

B.  THE  CAPITAL  OF  THE  PARTIES:

     1. THE CAPITAL OF MCI consists of 100,000,000 shares of common voting stock of $0.001 par value authorized, of which 8,444,000 shares are issued and outstanding.

     2. THE CAPITAL OF ECFS consists of 25,000,000 shares of common voting stock of $0.001 par value authorized, of which 5,000,000 shares are issued and outstanding.

C. THE BACKGROUND FOR THE ACQUISITION: MCI desires to acquire ECFS and the shareholders of ECFS wish to be acquired by a public company.

D. TRANSACTION DESCRIPTIVE SUMMARY: MCI shall issue 6,000,000 new investment shares for the acquisition.

E.  CONDITIONS  PRECEDENT  TO  CLOSING.

     1. SHAREHOLDER APPROVAL. Each corporate party shall have secured shareholder approval for the this transaction, in accordance with the laws of its place of incorporation and its constituent documents.

     2. BOARD OF DIRECTORS. The Boards of Directors of each corporate party shall have approved the transaction and this agreement, in accordance with the laws of its place of incorporation and its constituent documents.

     3. DUE DILIGENCE INVESTIGATION. Each party shall have furnished to the other party all corporate and financial information which is customary and reasonable, to conduct its respective due diligence, normal for this kind of transaction. If either party determines that there is a reason not to complete this Plan of Reorganization as a result of their due diligence examination, then they must give written notice to the other party prior to the expiration of the due diligence examination period. The Due Diligence period, for purposes of this paragraph, shall expire on a date determined by the parties;

     4. THE RIGHTS OF DISSENTING SHAREHOLDERS, if any, of each party shall have been satisfied and the Board of Directors of each party shall have determined to proceed with this Plan of Reorganization and Acquisition.

     5. ALL OF THE TERMS, COVENANTS AND CONDITIONS of this Plan of Reorganization and Acquisition to be complied with or performed by each party for Closing shall have been complied with, performed or waived in writing; and

F.  CONDITIONS  CONCURRENT  TO  CLOSING.

     1. THE REPRESENTATIONS AND WARRANTIES of the parties, contained in this Plan of Reorganization and Acquisition, as herein contemplated, except as amended, altered or waived by the parties in writing, shall be true and correct in all material respects at the Closing Date with the same force and effect as if such representations and warranties are made at and as of such time; and each party shall provide the other with a corporate certificate, of a director of each party, dated the Closing Date, to the effect, that all conditions precedent have been met, and that all representations and warranties of such party are true and correct as of that date. The form and substance of each party's certification shall be in form reasonably satisfactory to the other.

     2. CANCELLATION OF SHARES. The former control block of 4,400,000 shares shall be cancelled, by the present controlling shareholder, Miller M. Mays, III.


                             II. PLAN OF ACQUISITION

A. REORGANIZATION AND ACQUISITION: Mayscom, Inc. and EdgarCFS, Inc. are hereby reorganized, such that MCI shall acquire all the capital stock of ECFS, and ECFS shall become a wholly-owned subsidiary of MCI.

     1. EFFECTIVE DATE: This Plan of Reorganization and Acquisition shall become effective immediately upon approval and adoption by the parties hereto, in the manner provided by the law of the places of incorporation and constituent corporate documents, and the time of such effectiveness shall be called the effective date hereof.

     2. SURVIVING CORPORATIONS: The both corporations shall survive the Reorganization herein contemplated and shall continue to be governed by the laws of its respective State of Incorporation.

     3. RIGHTS OF DISSENTING SHAREHOLDERS: Each Party is the entity responsible for the rights of its own dissenting shareholders, if any.

     4. SERVICE OF PROCESS: Each corporation shall continue to be amenable to service of process in its own jurisdiction, exactly as before this acquisition.

     5. SURVIVING ARTICLES OF INCORPORATION: the Articles of Incorporation of each Corporation shall remain in full force and effect, unchanged.

     6. SURVIVING BY-LAWS: the By-Laws of each Corporation shall remain in full force and effect, unchanged.

B. CONVERSION OF OUTSTANDING STOCK: Forthwith upon the effective date hereof, MCI shall issue 6,000,000 new investment shares of its common stock to or for the shareholders of ECFS, and Miller M. Mays, III, shall cancel his 4,400,000 shares of common stock, retaining 10,000 shares thereof.

C. FURTHER ASSURANCE, GOOD FAITH AND FAIR DEALING: the Directors of each Company shall and will execute and deliver any and all necessary documents, acknowledgments and assurances and to do all things proper to confirm or acknowledge any and all rights, titles and interests created or confirmed herein; and both companies covenant hereby to deal fairly and good faith with each other and each others shareholders.

D. GENERAL MUTUAL REPRESENTATIONS AND WARRANTIES. The purpose and general import of the Mutual Representations and Warranties, are that each party has made appropriate full disclosure to the others, that no material information has been withheld, and that the information exchanged is accurate, true and correct.

     1. ORGANIZATION AND QUALIFICATION. Each Corporation warrants and represents that it is duly organized and in good standing, and is duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

     2. CORPORATE AUTHORITY. Each Corporation warrants and represents that it has Corporate Authority, under the laws of its jurisdiction and its constituent documents, to do each and every element of performance to which it has agreed, and which is reasonably necessary, appropriate and lawful, to carry out this Agreement in good faith.

     3. OWNERSHIP OF ASSETS AND PROPERTY. Each Corporation warrants and represents that it is has lawful title and ownership of it property as reported to the other, and as disclosed in its financial statements.

     4. ABSENCE OF CERTAIN CHANGES OR EVENTS. Each Corporation warrants and represents that there are no material changes of circumstances or events which have not been fully disclosed to the other party, and which, if different than previously disclosed in writing, have been disclosed in writing as currently as is reasonably practicable; Specifically,

      (a) the business of each Corporation shall be conducted only in the ordinary and usual course and consistent with its past practice, and neither party shall purchase or sell (or enter into any agreement to so purchase or sell) any properties or assets or make any other changes in its operations, respectively, taken as a whole, or provide for the issuance of, agreement to issue or grant of options to acquire any shares, whether common, redeemable common or convertible preferred, in connection therewith;

      (b) Neither Corporation shall (i) amend its Articles of Incorporation or By-Laws, (ii) change the number of authorized or outstanding shares of its capital stock, except as set forth in Section 7 hereof, or (iii) declare, set aside or pay any dividend or other distribution or payment in cash, stock or property;

      (c) Neither Corporation shall (i) issue, grant or pledge or agree or propose to issue, grant, sell or pledge any shares of, or rights of any kind to acquire any shares of, its capital stock (ii) incur any indebtedness other than in the ordinary course of business, (iii) acquire directly or indirectly by redemption or otherwise any shares of its capital stock of any class or (iv) enter into or modify any contact, agreement, commitment or arrangement with respect to any of the foregoing;

      (d) Except in the ordinary course of business, neither party shall (i) increase the compensation payable or to become payable by it to any of its officers or directors; (ii) make any payment or provision with respect to any bonus, profit sharing, stock option, stock purchase, employee stock ownership, pension, retirement, deferred compensation, employment or other payment plan, agreement or arrangement for the benefit of its employees (iii) grant any stock options or stock appreciation rights or permit the exercise of any stock appreciation right where the exercise of such right is subject to its discretion
(iv) make any change in the compensation to be received by any of its officers; or adopt, or amend to increase compensation or benefits payable under, any collective bargaining, bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment, termination or severance or other plan, agreement, trust, fund or arrangement for the benefit of employees, (v) enter into any agreement with respect to termination or severance pay, or any employment agreement or other contract or arrangement with any officer or director or employee, respectively, with respect to the performance or personal services that is not terminable without liability by it on thirty days notice or less, (vi) increase benefits payable under its current severance or termination, pay agreements or policies or (vii) make any loan or advance to, or enter into any written contract, lease or commitment with, any of its officers or directors;

      (e) Neither party shall assume, guarantee, endorse or otherwise become responsible for the obligations of any other individual, firm or corporation or make any loans or advances to any individual, firm or corporation, other than obligations and liabilities expressly assumed by the other that party;

      (f) Neither party shall make any investment of a capital nature either by purchase of stock or securities, contributions to capital, property transfers or otherwise, or by the purchase of any property or assets of any other individual, firm or corporation.

     5. ABSENCE OF UNDISCLOSED LIABILITIES. Each Corporation warrants and represents specifically that it has, and has no reason to anticipate having, any material liabilities which have not been disclosed to the other, in the financial statements or otherwise in writing.

     6. LEGAL COMPLIANCE. Each Corporation shall comply with all Federal, state, local and other governmental (domestic or foreign) laws, statues, ordinances, rules, regulations (including all applicable securities laws), orders, writs, injunctions, decrees, awards or other requirements of any court or other governmental or other authority applicable to each of them or their respective assets or to the conduct of their respective businesses, and use their best efforts to perform all obligations under all contracts, agreements, licenses, permits and undertaking without default.

     7. LEGAL PROCEEDINGS. Each Corporation warrants and represents that there are no legal proceedings, administrative or regulatory proceeding, pending or suspected, which have not been fully disclosed in writing to the other.

     8. NO BREACH OF OTHER AGREEMENTS. Each Corporation warrants and represents that this Agreement, and the faithful performance of this agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by either, not disclosed to the other.

     9. CAPITAL STOCK. Each Company warrants and represents that the issued and outstanding share and all shares capital stock of such corporation, is as detailed herein, that all such shares are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable shares, and that, other than as represented in writing, there are no other securities, options, warrants or rights outstanding, to acquired further shares of such Corporation.

     10. BROKERS' OR FINDER'S FEES. Each Corporation warrants and represents that is aware of no claims for brokers' fees, or finders' fees, or other commissions or fees, by any person not disclosed to the other, which would become, if valid, an obligation of either company.

E.  MISCELLANEOUS  PROVISIONS

 1. Except as required by law, no party shall provide any information concerning the Subject Property or any aspect of the transactions contemplated by this Agreement to anyone other than their respective officers, employees and representatives without the prior written consent of the other parties hereto. The aforesaid obligations shall terminate on the earlier to occur of (a) the Closing, or (b) the date by which any party is required under its articles or bylaws or as required by law, to provide specific disclosure of such transactions to its shareholders, governmental agencies or other third parties. In the event that the transaction does not close, each party will return all confidential information furnished in confidence to the other.

 2. This Agreement may be executed simultaneously in two or more counterpart originals. The parties can and may rely upon facsimile signatures as binding under this Agreement, however, the parties agree to forward original signatures to the other parties as soon as practicable after the facsimile signatures have been delivered.

 3. The Parties to this agreement have no wish to engage in costly or lengthy litigation with each other. Accordingly, any and all disputes which the parties cannot resolve by agreement or mediation, shall be submitted to binding arbitration under the rules and auspices of the American Arbitration Association. As a further incentive to avoid disputes, each party shall bear its own costs, with respect thereto, and with respect to any proceedings in any court brought to enforce or overturn any arbitration award. This provision is expressly intended to discourage litigation and to encourage orderly, timely and economical resolution of any disputes which may occur.

 4. If any provision of this Letter Agreement or the application thereof to any person or situation shall be held invalid or unenforceable, the remainder of the

Agreement and the application of such provision to other persons or situations shall not be effected thereby but shall continue valid and enforceable to the fullest extent permitted by law.

 5. No waiver by any party of any occurrence or provision hereof shall be deemed a waiver of any other occurrence or provision.

 6. The parties acknowledge that both they and their counsel have been provided ample opportunity to review and revise this agreement and that the normal rule of construction shall not be applied to cause the resolution of any ambiguities against any party presumptively. The Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

F. TERMINATION. This Plan of Reorganization and Acquisition may be terminated at any time prior to closing, whether before or after approval by the shareholders of either or both; (i) by mutual consent; or (ii) by either party if the other is unable to meet the specific conditions precedent applicable to its performance within a reasonable time; or (iii) by either or both if holders of a sufficient number of securities exercises dissenters' rights such that to complete the transaction herein contemplated would create undue financial difficulty upon either or both. In the event that termination of this Plan of Reorganization and Acquisition by either or both, as provided above, this Plan of Reorganization and Acquisition shall forthwith become void and there shall be no liability on the part of either party or their respective officers and directors.


     THIS PLAN OF REORGANIZATION AND MERGER is executed on behalf of each Company by its duly authorized representatives, and attested to, pursuant to the laws of its respective place of incorporation and in accordance with its constituent documents.


MAYSCOM,  INC.                                     EDGARCFS,  INC.
by                                                 by


/s/Miller  M.  Mays  III                     /s/Sebastian  T.  Gibson
   Miller  M.  Mays  III                        Sebastian  T.  Gibson
   President                                    President / Director



/s/Miller  M.  Mays  III                    /s/Curtis  Wade  Fox
Miller  M.  Mays  III                          Curtis  Wade  Fox
Secretary                                      Secretary / Treasurer / Director

--------------------------------------------------------------------------------
                                  ATTACHMENT B

                 UN-AUDITED FINANCIAL STATEMENTS: MAYSCOM, INC.

                                     9/30/01
--------------------------------------------------------------------------------

                                            MAYSCOM, INC.
                                     BALANCE SHEETS (UNAUDITED)
                            for December 31, 2000 and September 30, 2001

                                                 September 30,  December 31,
                                                     2001           2000
----------------------------------------------------------------------------
                                                 (Unaudited)
                              ASSETS

CURRENT ASSETS
  Cash . . . . . . . . . . . . . . . . . . . . .  $        56   $   8,612
                                                  ------------  ----------
  Total Current Assets . . . . . . . . . . . . .           56       8,612

TOTAL ASSETS . . . . . . . . . . . . . . . . . .  $        56   $   8,612
                                                  ============  ==========

        LIABILITIES & STOCKHOLDERS' EQUITY

LIABILITIES
  Accounts payable . . . . . . . . . . . . . . .  $    13,326   $   8,004
                                                  ------------  ----------
Total Accounts payable . . . . . . . . . . . . .       13,326       8,004
STOCKHOLDERS' EQUITY


  Common Stock, $.001 par value; authorized
    100,000,000 shares; issued and outstanding,
    8,444,000 shares and 8,444,000 shares. . . .        8,444       8,444
  Additional paid-in capital . . . . . . . . . .      104,556     104,556
  Accumulated Surplus (Deficit). . . . . . . . .     (126,270)   (112,392)
                                                  ------------  ----------
Total Stockholders' Equity . . . . . . . . . . .      (13,270)        608
                                                  ------------  ----------
STOCKHOLDERS' EQUITY . . . . . . . . . . . . . .  $        56   $   8,612
                                                  ============  ==========

                  The accompanying notes are an integral part
                         of these financial statements.

                                  MAYSCOM, INC.
                            STATEMENTS OF OPERATIONS
                                  (UNAUDITED)
                          September 30, 2000 and 2001

                                                                                     From
                                                                                   Inception
                                      From April               From January         (June
                                      1, 2000 to                1, 2000 to       13, 1990) to
                                     September 30,             September 30,     September 30,
                                  2001         2000         2001         2000         2001
----------------------------------------------------------------------------------------------
  Revenues. . . . . . . . . .  $        0   $    1,750   $        0   $    1,750   $    1,750
                               -----------  -----------  -----------  -----------  -----------
  General and Administrative.         720       85,617       13,878       89,867      128,020
  Net Loss from Operations. .        (720)     (83,867)     (13,878)     (88,117)    (126,270)
  Net Income (Loss) . . . . .  $     (720)  $  (83,867)  $  (13,878)  $  (88,117)  $ (126,270)
                               ===========  ===========  ===========  ===========  ===========
  Loss per Share. . . . . . .  $    (0.00)  $    (0.01)  $    (0.00)  $    (0.01)  $    (0.02)
                               ===========  ===========  ===========  ===========  ===========
  Weighted Average
      Shares Outstanding. . .   8,444,000    8,201,845    8,444,000    8,201,845    8,010,829
                               ===========  ===========  ===========  ===========  ===========

                  The accompanying notes are an integral part
                         of these financial statements.

                                  MAYSCOM, INC.
                      STATEMENTS OF CASH FLOW (UNAUDITED)
                          September 30, 2000 and 2001

                                                                               From
                                                                             Inception
                                                                              (June
                                                                            13, 1990)
                                                                               to
                                                   September 30,          September 30,
Operating Activities                          2001             2000           2001
---------------------------------------------------------------------------------------
    Net Income (Loss) . . . . . . . . .  $      (13,878)  $      (89,867)  $(126,270)
      Items not affecting cash:
          Stock issued for services . .                                        1,100
          increase in accounts payable.           5,322            3,479      13,326
                                         ---------------  ---------------  ----------

  Total working capital (used). . . . .          (8,556)         (86,388)   (111,844)
                                         ---------------  ---------------  ----------

  Increase (Decrease) in
    working capital . . . . . . . . . .          (8,556)         (86,388)   (111,844)
                                         ---------------  ---------------  ----------

  Cash flows from financing
  activities; sale of common stock. . .                          111,000     111,900

  Net increase (decrease) in cash . . .          (8,556)          24,612          56
                                         ---------------  ---------------  ----------

  Cash at Beginning of Period . . . . .           8,612              -0-         -0-

  Cash at End of Period . . . . . . . .              56           24,612          56
                                         ===============  ===============  ==========

                  The accompanying notes are an integral part
                         of these financial statements.

                                  MAYSCOM, INC.
                          (a Development Stage Company)
                        Notes to the Financial Statements
                               September 30, 2001


NOTES  TO  THE  FINANCIAL  STATEMENTS

Mayscom, Inc. ("the Company") has elected to omit substantially all footnotes to the financial statements for the period ended September 30, 2001, since there have been no material changes (other than indicated in other footnotes) to the information previously reported by the Company in their Annual Report filed on Form 10-KSB for the Fiscal year ended December 31, 2000.

UNAUDITED  INFORMATION

The information furnished herein was taken from the books and records of the Company without audit. However, such information reflects all adjustments which are, in the opinion of management, necessary to properly reflect the results of the period presented. The information presented is not necessarily indicative of the results from operations expected for the full fiscal year.

--------------------------------------------------------------------------------
                                  ATTACHMENT C

                 AUDITED FINANCIAL STATEMENTS: EDGARCFS, INC.

                                    12/31/01
--------------------------------------------------------------------------------

                                 EDGARCFS, INC.

                          (A Development Stage Company)

                              Financial Statements

                                December 31, 2001

                                    CONTENTS

Independent  Auditor's  Report                        24

Balance  Sheet                                        25

Statements  of  Operations                            26

Statements  of  Stockholders'  Equity                 27

Statements  of  Cash  Flows                           28

Notes  to  the  Financial  Statements                 29

                          Independent Auditors' Report


To  the  Board  of  Directors
and  Stockholders  of
EdgarCFS,  Inc.

We have audited the accompanying balance sheet of EdgarCFS, Inc. (a development stage company) (a Nevada corporation) as of December 31, 2001 and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 2001 and from inception on April 24, 2001 through December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of EdgarCFS, Inc. as of December 31, 2001 and the results of its operations and cash flows for the years ended December 31, 2001 and from inception on April 24, 2001 through December 31, 2001 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has little operating capital, no revenues and is dependent on financing to continue operations. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in the Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/Chisholm  &  Associates
Chisholm  &  Associates
Salt  Lake  City,  Utah
February  20,  2002

                                 EDGARCFS, INC.
                          (A Development Stage Company)
                                  Balance Sheet

                                   December  31,
                                       2001

ASSETS


Current  Assets
     Cash                           $     3,463

          Total  Current  Assets          3,463

          Total  Assets             $     3,463
                                    ===========

LIABILITIES  AND  STOCKHOLDERS'  EQUITY

Current  Liabilities
     Accounts  payable              $         -

          Total  Liabilities                  -

Stockholders'  Equity

Common stock, par value $.001;
25,000,000 shares authorized,
5,000,000 shares issued
and  outstanding                         5,000
Additional  paid-in  capital                 -
Deficit accumulated during
the development stage                   (1,537)

   Total  Stockholders'  Equity          3,463

   Total Liabilities
   and Stockholders' Equity         $    3,463
                                    ==========

  The accompanying notes are an integral part of these financial statements.

                                 EDGARCFS, INC.
                          (A Development Stage Company)
                            Statements of Operations


                                                            From
                                                        Inception  on
                                                          April  24,
                                                        2001  Through
                                                        December  31,
                                                            2001
Revenue                                                 $     12,602

Organization  costs                                            5,000
General  and  administrative  expenses                         9,139
     Net  loss  from  operations                             (14,944)

Net  income  (loss)                                     $     (1,537)
                                                        =============
Net  income  (loss)  per  share                         $       (.00)
                                                        =============
Weighted  average  outstanding  shares                     5,000,000
                                                        =============

  The accompanying notes are an integral part of these financial statements.

                                 EDGARCFS, INC.
                          (A Development Stage Company)
                       Statements of Stockholders' Equity
                    For the Period April 24, 2001 (Inception)
                            through December 31, 2001

                                                                                        Deficit
                                                                                      Accumulated
                                                                         Additional   During  the
                                                 Common  Stock             Paid-in    Development
                                            Shares            Amount       Capital       Stage
--------------------------------------------------------------------------------------------------
Balance at inception April 24, 2001                 -     $         -   $         - $          -

Shares  issued  for  organization  costs    5,000,000           5,000             -            -

Net  loss  for  the  period  ended
 December  31,  2001                                -               -             -       (1,537)

Balance,  December  31,  2001               5,000,000     $     5,000   $         - $     (1,537)
                                            =====================================================

  The accompanying notes are an integral part of these financial statements.

                                 EDGARCFS, INC.
                          (A Development Stage Company)
                            Statements of Cash Flows

                                                             From
                                                        Inception  on
                                                          April  24,
                                                        2001  Through
                                                        December  31,
                                                             2001
-----------------------------------------------------------------------

Cash  Flow  Used  By  Operations:
     Net  Loss                                          $     (1,537)
     Adjustment  to  reconcile  net  loss  to
     net  cash  used  by  Operations:
          Stock  issued  for  services                         5,000

Net  Cash  Flows  Used  in  Operating  Activities              3,463

Cash  Flow  Used  For  Investing  Activities                       -

Cash  Flow  From  Financing  Activities                            -

Increase  (Decrease)  in  Cash                                 3,463

Cash-Beginning  of  Period                                         -

Cash-End  of  Period                                     $     3,463


Supplemental  Cash  Flow  Information:
Cash  Paid  for:
     Interest                                            $         -
     Taxes                                               $         -

Non-Cash  Financing  Activities

The Company issued 5,000,000 shares of common stock for organization costs. These costs were valued at $5,000 and expensed in 2001.

  The accompanying notes are an integral part of these financial statements.

                                 EDGARCFS, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2001


NOTE  1  -     SIGNIFICANT  ACCOUNTING  POLICIES

     a.  Organization

     EdgarCFS, Inc. ("the Company") was incorporated under the laws of the State of Nevada on April 24, 2001. The Company is organized to provide the service of assisting public companies with internet filing of forms and reports required by the SEC.

     b.  Accounting  Method

The  Company  recognizes income and expenses on the accrual basis of accounting.

     c.  Earnings  (Loss)  Per  Share

The computation of earnings per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.

     d.  Cash  and  Cash  Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

     e.  Provision  for  Income  Taxes

No provision for income taxes has been recorded due to net operating loss carryforwards totaling approximately $1,500 that will be offset against future taxable income. These NOL carryforwards begin to expire in the year 2015. No tax benefit has been reported in the financial statements because the Company believes there is a 50% or greater change the carryforward will expire unused.

Deferred tax assets and the valuation account is as follows at December 31, 2001.

     Deferred  tax  asset:
        NOL  carrryforward     $      510
     Valuation  allowance            (510)
     Total                     $        -
                               ===========

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                                 EDGARCFS, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2001


NOTE  1  -     SIGNIFICANT  ACCOUNTING  POLICIES  (Continued)

     f.  Organization  Cost

The Company incurred $5,000 of organization costs in 2001. These costs, which were paid by officers of the Company, were exchanged for 5,000,000 shares of common stock. These costs were expensed in 2001 and will be recovered only if the Company is able to generate positive cash flow from operations.

NOTE  2  -     GOING  CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is dependent upon raising capital to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to raise capital in order to define their business operations, thus creating necessary operating revenue.

NOTE  3  -     DEVELOPMENT  STAGE  COMPANY

The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and developing its business operations in order to generate significant revenues.

NOTE  4-     SUBSEQUENT  EVENTS

During January 2002, the Company was acquired by Mayscom, Inc., public company in an acquisition using the purchase method of a business combination.

                                       30
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                                  Attachment D
                               Consent of Auditor

                             Chisholm & Associates


                                       31
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                              CHISHOLM & ASSOCIATES
                             CERTIFIED PUBLIC ACCOUNTANTS
          A Professional     P.O. Box 540216     Office (801) 292-8756
        Corporation     North Salt Lake, Utah 84054     Fax (801) 292-8809



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT



We hereby consent to the use of our reports for the following periods, for the fiscal year ended December 31, 2001, dated February 20, 2002 for EdgarCFS, Inc. and for the period ended September 30, 2001 and the year ended December 31, 2000 for Mayscom, Inc. dated November 9, 2001, in a Definitive 14C.




/s/Chisholm  &  Associates
Chisholm  &  Associates
Salt  Lake  City,  Utah
March  28,  2002


     MEMBER OF THE AICPA, SEC PRACTICE SECTION AND UTAH ASSOCIATION OF CPAS

                                     32
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